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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04963
                                   --------------------------------

                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   1189 Lancaster Avenue           Berwyn, Pennsylvania               19312
--------------------------------------------------------------------------------
          (Address of principal executive offices)                  (Zip code)

                                  Kevin M. Ryan

          The Killen Group, Inc. 1189 Lancaster Avenue Berwyn, PA 19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222
                                                    ----------------------------

Date of fiscal year end:        December 31, 2008
                           -----------------------------------

Date of reporting period:       June 30, 2008
                           -----------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

                  |THE
[LOGO OMITTED]    |BERWYN
                  |FUNDS

           BERWYN FUND o BERWYN INCOME FUND o BERWYN CORNERSTONE FUND

                  SEMI-ANNUAL REPORT
                  JUNE 30, 2008 | (UNAUDITED)

                                                            NO LOAD MUTUAL FUNDS
                                                            Shareholder Services
                                                 c/o Ultimus Fund Solutions, LLC
                                    P.O. Box 46707 | Cincinnati, Ohio 45246-0707
                                                                1 (800) 992-6757
                                                          www.theberwynfunds.com

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

Letter from the President................................................    3-4

Berwyn Fund Portfolio Manager's Letter...................................    5-7

    Growth of a $10,000 Investment.......................................      7

Berwyn Income Fund Portfolio Manager's Letter............................    8-9

    Growth of a $10,000 Investment.......................................     10

Berwyn Cornerstone Fund Portfolio Manager's Letter.......................  11-13

    Growth of a $10,000 Investment.......................................     13

Schedule of Investments - Berwyn Fund....................................  14-16

Schedule of Investments - Berwyn Income Fund.............................  17-22

Schedule of Investments - Berwyn Cornerstone Fund........................  23-24

Statements of Assets and Liabilities.....................................     25

Statements of Operations.................................................     26

Statements of Changes In Net Assets......................................     27

Financial Highlights - Berwyn Fund.......................................     28

Financial Highlights - Berwyn Income Fund................................     29

Financial Highlights - Berwyn Cornerstone Fund...........................     30

Notes to Financial Statements............................................  31-35

About Your Funds' Expenses ..............................................  36-37

Other Information........................................................     37

Approval of Advisory Agreements..........................................  38-39

THE BERWYN FUNDS
================================================================================

                             2008 SEMI-ANNUAL REPORT

                                THE BERWYN FUNDS

                            LETTER FROM THE PRESIDENT

July 25, 2008

Dear Shareholder:

The Berwyn Family of Funds performed well on a relative basis during the first six months of 2008 and a detailed discussion of each Fund's performance is presented in the pages that follow. After reading these individual reports, I hope that you agree that we are navigating our way through some very difficult markets in a most acceptable manner. It is my opinion that, so far, our Funds have avoided a major setback to their asset values, but are still positioned to benefit from our value oriented long-term investment strategy.

As we are all aware, the financial markets have been in turmoil since last summer as falling housing prices revealed serious flaws in the lending practices of major financial institutions. The crisis caused by the overbuilding of residential housing has been aggravated by rising inflationary pressures that have led to weakened consumer markets and a general decline in many areas of the economy. In the 39 years that I have worked in the investment advisory industry, I do not recall seeing the stock prices of so many venerable companies fall so steeply within a matter of a few calendar quarters.

The government has been active in trying to mitigate the effects of the problems caused by the subprime lending crisis and economic slowdown. The Federal Reserve Board has reduced interest rates and the Treasury Department has mailed tax rebates to millions of people in addition to orchestrating the orderly acquisition of a large, but insolvent, financial institution by a major commercial bank. While these interventions may stabilize a deteriorating economic situation, more permanent solutions to falling home prices and rising energy prices will be presented to homeowners and bankers by the marketplace and our Nation's free enterprise system. The time horizon for these forces to make a major impact will likely be measured in years; however, investors should expect some incremental progress in the months that follow.

The reality for investors is that we are in a bear market and it is impossible to predict when it will end. At The Berwyn Funds we do not attempt to predict the future, but we use our energy to evaluate existing and potential investments in an environment where prices are sometimes changing dramatically within relatively small time intervals. As experienced value investors, we believe that we have been opportunistic by using this period to accumulate long-term investments at very attractive prices and to reduce our exposure to those that have become overpriced. The fact that the net asset values of our two equity funds, Berwyn Fund and Berwyn Cornerstone Fund, have remained above their January lows, while the stock market made new lows in July, suggests that our shareholders have benefited from this approach. Our work is intense and as the months unfold we will see how effective, or ineffective, our recent decision making has been.

Meanwhile, our confidence in the longer-term outcome for The Berwyn Funds is not only unshaken, but remains optimistic. We thank you for your participation.

Sincerely,

/s/ Robert E. Killen

Robert E. Killen,
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds' prospectus contains this and other information about the Funds and should be read before investing. The Funds' prospectus contains this and other information about the Funds and should be read before investing. The Funds' prospectus may be obtained by downloading it from the Funds' web site or by calling 1-800-992-6757.

       The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
================================================================================

                             2008 SEMI-ANNUAL REPORT

                                   BERWYN FUND

                          A SERIES OF THE BERWYN FUNDS

July 25, 2008

Dear Berwyn Fund Shareholder:

In the first half of 2008 the Berwyn Fund (BF) declined 2.50 percent on a total return basis. The weakest period occurred in January when the Fund fell to a recent net asset value low of $21.96. At the end of the six-month period, June 30th, the Fund's net asset value had risen to $23.81, slightly below its 2007 closing price of $24.42.

During the first half of 2008 the Dow Jones Industrial Average (DJIA), Standard & Poor's (S&P) 500 and NASDAQ Composite indices registered total returns of minus 13.38 percent, minus 11.91 percent and minus 13.18 percent, respectively. Our reference index, the Russell 2000 experienced a total return of minus 9.37 percent.

While we are never pleased to report a negative result, we are consoled by the Fund's ability to have outperformed the major indices cited above by a wide margin. We are further encouraged that the Berwyn Fund has been able to remain above the low it made in January. As recently as July 15th, both the DJIA and S&P 500 had fallen to new reaction lows.

--------------------------------------------------------------------------------
                                  BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                           JUNE 30, 2008 (UNAUDITED)

                                        Industrials 19.8%
                                        Consumer Discretionay 13.6%
                                        Consumer Staples 5.2%
      [PIE CHART OMITTED]               Energy 12.1%
                                        Financial 16.7%
                                        Health Care 3.5%
                                        Information Technology 12.5%
                                        iShares 2.2%
                                        Short-Term Investments 14.4%
--------------------------------------------------------------------------------

The DJIA and the S&P 500 have been in downtrends for the past three calendar quarters and the broader market has been under pressure for the past twelve months. Based upon the price retrenchment of these indices, the definition of a bear market has been fulfilled. Value investors, such as the BF managers, expect to experience bear market environments and derive a certain satisfaction from being able to make long-term investments in sound companies at prices that would be unavailable in a bull market. During this difficult period we have been attempting to reduce the Fund's exposure to popular investments that have, in our opinion, become overpriced and reinvest those proceeds in enterprises that represent better values. Our intent is to boost the Fund's long-term prospects and reduce its near-term risk. In addition, we have allowed a higher than normal level of cash to accumulate in the Fund; this asset will be invested as attractive investments are uncovered during this volatile period.

A primary reason for the superior performance of the BF has been its above average exposure to the oil and natural gas industries. Despite reducing our investments in this area during the second quarter of this year, at the end of the first half, energy comprised 12.1 percent of the BF, which is still an above average weighting. Although difficult to achieve, we have been trying to strike a prudent balance between owning assets that enjoy good long-term prospects but, due to the popularity of the industry sector, may be temporarily overpriced and offer significant near-term downside risk. We monitor the situation closely and take action when we believe it to be necessary.

A second reason for the BF's ability to avoid a major setback in the six-month period is the relatively better performance of our financial stocks. The Fund has not owned any financial assets that have had significant involvement in sub-prime lending. In fact, in the face of considerable temptation over the past several years, your management team has not invested directly in the homebuilding or mortgage banking industries.

Nevertheless, our performance has been far from perfect. The collateral damage from the current crisis in the credit markets and homebuilding industry, plus the dramatic rise in energy prices and its effect on consumer spending, have dealt significant blows to many of our investments, including: Courier, Ethan Allen, Hooker Furniture, Monaco Coach, SkyWest, Wabash National and YRC Worldwide. Fortunately, in each of these companies there are talented management teams that are adjusting to the realities of the economic headwinds that they confront. In some cases we have been buying more of these stocks as prices have retreated. Other situations demand more caution and time before we can identify appropriate strategies, which may include tax motivated sales.

In the second quarter we established a new position in Granite Construction, which is involved in road building and other infrastructure projects in both the public and private sectors. Also on the buy side, the BF added to its holdings of Newpark Resources (services to the oil and gas industry), Sturm, Ruger & Co. (firearms) and Wabash National (truck trailers). On the sell side, we reduced our positions in Advanced Energy Systems (semiconductor equipment), Chiquita Brands (bananas and fresh produce), Exide Technologies (automobile and industrial batteries) and Southwestern Energy (oil and natural gas exploration). Finally, we eliminated our investment in ION Geophysical, which provides seismic equipment, services and solutions to the oil and gas industry.

At the end of the first half the Fund had 14.4 percent of its assets in cash, however, under appropriate market conditions, most of this cash may be invested during the present quarter. Due to new share purchases, total assets in the Fund rose to $140.1 mm from $119.4 mm at year-end.

We appreciate your participation in the Berwyn Fund and we are working hard to create long-term value for our shareholders.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                     One Year     Five Years      Ten Years
                                     --------     ----------      ---------
     Berwyn Fund                      -11.17%        12.43%         6.80%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.
--------------------------------------------------------------------------------

The expense ratio for Berwyn Fund for the year ended 12/31/07 was 1.27%. Returns for Berwyn Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends. All index returns listed herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.

                                       COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                                                IN BERWYN FUND AND RUSSELL 2000 INDEX

                                                        [LINE GRAPH OMITTED]

                     June 98   June 99   June 00   June 01   June 02   June 03   June 04   June 05   June 06   June 07   June 08
                     -----------------------------------------------------------------------------------------------------------
Berwyn Fund          $10,000    $8,132    $6,819    $9,618   $11,147   $10,713   $15,113   $17,589   $18,947   $21,712   $19,314
Russell 2000 Index   $10,000   $10,150   $11,604   $11,670   $10,667   $10,492   $13,993   $15,315   $17,547   $20,431   $17,122

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                             2008 SEMI-ANNUAL REPORT

                               BERWYN INCOME FUND

                          A SERIES OF THE BERWYN FUNDS

July 25, 2008

Dear Berwyn Income Fund Shareholder:

The total return of the Berwyn Income Fund (BIF) for the first six months of the year was minus 2.12%. Net asset value per share declined from $12.10 on December 31, 2007 to $11.55 on June 30, 2008. During the first half, BIF paid two quarterly dividends totaling $0.295 from net investment income, a slight increase from the $0.285 paid in the first half of 2007.

--------------------------------------------------------------------------------
                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                           JUNE 30, 2008 (UNAUDITED)

                                        Corporate Bonds 62.6%
      [PIE CHART OMITTED]               Common Stocks 21.4%
                                        Preferred Stocks 1.2%
                                        Government & Agency 7.6%
                                        Short-term Investments 7.3%
--------------------------------------------------------------------------------

During the first six months of 2008, a period characterized by severe financial sector disruptions, BIF registered a modest decline in total return. The sub-prime mortgage banking crisis continued to evolve in the aftermath of the Bear Stearns rescue as banks tightened lending standards and raised capital to shore up weakened balance sheets. Consumer confidence deteriorated sharply due to falling home prices combined with higher gasoline prices. Generally, the financial markets were depressed with common stock and high yield bond prices exhibiting substantial volatility.

In accordance with BIF's objective to generate income while preserving capital in real terms, over three-quarters of BIF's portfolio was invested in fixed income securities, including cash reserves, as of June 30, 2008. BIF's portfolio consists of a blend of investment grade bonds, high yield bonds and dividend-paying common and preferred stocks. For the first six months of the year, BIF's reference indices performed as follows: the Citigroup Broad Investment-Grade Index and the Merrill Lynch High Yield Master II Index produced total returns of 1.40 percent and minus 1.28 percent, respectively. The Lipper Income Fund Index, our only reference index with an equity component, produced a total return of minus 4.55 percent.

With its relatively conservative fixed income allocation and cash reserve position, BIF was able to take advantage of the market's upheaval by buying securities at prices that are, in our opinion, bargains. BIF purchased new holdings of both investment grade and high yield corporate bonds, including securities issued by C.R. Bard, Inc., Wal-Mart Stores, Inc.,

General Electric Co., Quest Diagnostics, Inc., Corrections Corp., and Callon Petroleum Co. The convertible bonds of School Specialty, Inc. and American Equity Investment Life Holding Co. were also purchased at attractive yields.

During the second quarter, BIF chose to sell its corporate bond position in Yum! Brands, Inc. in spite of the company's favorable operating results. Yum!'s management had adopted a growth strategy that entailed further leveraging the company by repurchasing outstanding common stock and taking on additional debt. This strategy has the potential to compromise the interests of bond holders while favoring the interests of stock holders. BIF prefers to invest in companies with a more balanced treatment of bond and shareholder interests.

BIF used weakness in the equity market to establish new dividend paying common stock positions in ConAgra Foods, Ingles Markets, Callaway Golf, Sysco Corp. and TCF Financial Corp. BIF added to its existing holdings in a number of well-managed banks as they came under selling pressure, including JPMorgan Chase, Old National Bancorp, Suffolk Bancorp and U.S. Bancorp.

The financial crisis continued to manifest itself as the third quarter unfolded. IndyMac Bank, the mortgage specialist, failed and was reopened under the auspices of the Federal Deposit Insurance Corp. The Treasury Department, in consultation with the Federal Reserve, has proposed an unprecedented assistance plan to aid the government sponsored mortgage entities Fannie Mae and Freddie Mac. Your management is vigilant to the potential consequences these rescue measures may have on inflation and the direction of interest rates.

Thank you for your confidence in BIF.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                     One Year      Five Years        Ten Years
                                     --------      ----------        ---------
     Berwyn Income Fund                1.06%          5.87%            6.16%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.
--------------------------------------------------------------------------------
The expense ratio for Berwyn Income Fund for the year ended 12/31/07 was 0.70%. Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends. All index returns listed herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.

                                    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                                            BERWYN INCOME FUND, LIPPER INCOME FUND INDEX
                                            AND MERRILL LYNCH HIGH YIELD MASTER II INDEX

                                                        [LINE GRAPH OMITTED]

                         June 98   June 99   June 00   June 01   June 02   June 03   June 04   June 05   June 06   June 07   June 08
                         -----------------------------------------------------------------------------------------------------------
Berwyn Income Fund (BIF) $10,000    $9,613    $9,583   $11,041   $12,141   $13,665   $14,635   $15,741   $16,262   $17,980   $18,176
Lipper Income Fund
  Index (LIFI)           $10,000   $10,560   $10,874   $11,333   $11,018   $11,717   $12,727   $13,661   $14,332   $16,169   $15,622
Merrill Lynch High
  Yield Master II
  (MLHYM II)             $10,000   $10,896    $9,915    $9,899    $9,468   $11,570   $12,749   $14,103   $14,766   $16,501   $16,154

Past performance is not predictive of future performance.

                                     COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                    BERWYN INCOME FUND AND CITIGROUP BROAD INVESTMENT GRADE INDEX

                                                        [LINE GRAPH OMITTED]

                         June 98   June 99   June 00   June 01   June 02   June 03   June 04   June 05   June 06   June 07   June 08
                         -----------------------------------------------------------------------------------------------------------
Berwyn Income Fund (BIF) $10,000    $9,613    $9,583   $11,041   $12,141   $13,665   $14,635   $15,741   $16,262   $17,980   $18,176
Citigroup Broad
  Investment Grade
  Index (BIG)            $10,000   $10,312   $10,777   $11,991   $13,009   $14,379   $14,432   $15,443   $15,318   $16,250   $17,511

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                             2008 SEMI-ANNUAL REPORT

                             BERWYN CORNERSTONE FUND

                          A SERIES OF THE BERWYN FUNDS

July 25, 2008

Dear Berwyn Cornerstone Fund Shareholder:

During the first six months of 2008 Berwyn Cornerstone Fund (BCF) declined 6.09 percent on a total return basis. This compares with a total return loss of 11.91 percent for the S&P 500 Index and a loss of 3.90 percent for the S&P MidCap 400 Index. All major stock market indices declined during the period.

--------------------------------------------------------------------------------
                            BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                           JUNE 30, 2008 (UNAUDITED)

                                        Materials 3.2%
                                        Industrials 10.1%
      [PIE CHART OMITTED]               Consumer Discretionary 7.9%
                                        Consumer Staples 7.1%
                                        Energy 8.0%
                                        Financial 12.4%
                                        Health Care 15.1%
                                        Information Technology 13.8%
                                        Utilities 5.0%
                                        iShares 6.1%
                                        Short-Term Investments 11.3%
--------------------------------------------------------------------------------

The best performing stocks in the Fund during the first half of the year were BJ Services, which gained 32.13 percent, Waste Management, which increased 17.22 percent and Chevron, which rose 7.67 percent. BJ Services and Chevron both rallied with other energy stocks as crude oil and natural gas increased in price throughout the period. Waste Management continues to perform well fundamentally, generating significant amounts of free cash flow which, in part, has been used to repurchase a significant amount of its outstanding shares. Stocks that underperformed during the first six months tended to be clustered in the industrial and consumer discretionary sectors of the market. General Electric, which declined 26.53 percent, TRW Automotive, down 11.63 percent, and Ethan Allen, down 12.28 percent, were all negatively affected by the market's perception that their current weakness in profitability will last for an extended period of time.

During the second quarter one new position was established with our purchase of Sysco Corp. Sysco is the leading food distributor in the United States, serving restaurants, hotels, schools and cafeterias. In addition, we have added to a number of existing holdings in the first six months of the year and have continued to backlog many companies that we would find attractive at lower price levels. We sold two positions during the second quarter of 2008, Noble Energy and BJ's Wholesale. Both stocks have performed well over the past several years and, while they continue to be well run companies, their future success was, in our opinion, more than discounted in their stock valuations at the time they were sold.

The second quarter saw a continuation of many of the trends that we discussed in the first quarter's shareholder letter. Write-downs of asset values at financial institutions and the resulting capital impairments have continued to put pressure on the financial system and made new credit difficult to obtain. Consumer spending has also been under pressure as a result of declining home values and rising energy and food prices. This has created a harsh economic environment where many companies are reporting year over year earnings declines and lower valuations are being placed on those earnings by the investment community.

We continue to believe that the macroeconomic issues facing the market are significant and real, and will be resolved only after considerable time has passed. In the short-term, it appears that corporate profits will remain under pressure. This will create an environment in which it will be difficult for most of the popular market indices to make sustained and significant advances. More likely, we will experience a period during which the popular indices make little headway as investors with shorter time horizons sell into rallies and long-term investors buy into the declines.

Our strategy in an environment such as this is to use periods of weakness to add companies to the portfolio that have the strength to weather the current economic weakness and, ultimately, prosper. We want to invest in companies whose long-term potential has been underestimated by the market. It is important to distinguish between companies that are in a sound fundamental position, yet are experiencing normal cyclical weakness, and those companies that are in a weak competitive and/or financial position that will impact their ability to grow as economic conditions improve. Strong companies experiencing normal cyclical weakness can offer attractive long-term opportunities, especially when the market is overly focused on short-term earnings. With 11.4 percent of its assets in cash at the end of June, the Fund is well positioned to take advantage of this period by adding high quality companies to the portfolio at very reasonable valuations that will benefit our shareholders in the months and years ahead.

While the first half of the year has been a difficult one, we are encouraged that the Fund recently held above its January low as the Dow Jones Industrial Average and Standard and Poor's 500 fell to new reaction lows.

As always we appreciate our shareholders' support.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 06/30/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                                                 Since Inception
                                     One Year      Five Years        (5/01/02)
                                     --------      ----------        ---------
     Berwyn Cornerstone Fund          -12.59%         7.49%            6.83%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.
--------------------------------------------------------------------------------

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/07 were 2.52% and 2.00% respectively. The Killen Group, Inc., the investment advisor, has contractually agreed to waive all, or a portion of, its management fee in order to limit the Berwyn Cornerstone Fund's expense ratio to 2.00%.

Returns for Berwyn Cornerstone Fund are net of all expenses, advisory fees and commission charges and include reinvestment of BCF's dividends. All index returns listed herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.

                        COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN BERWYN CORNERSTONE FUND, S&P 500 INDEX AND S&P MID-CAP 400 INDEX

                           May 02   June 02   June 03   June 04   June 05   June 06   June 07   June 08
                          -----------------------------------------------------------------------------
Berwyn Cornerstone Fund   $10,000    $9,660   $10,470   $12,080   $13,334   $14,224   $17,196   $15,025
S & P 500 Index           $10,000    $9,220    $9,243   $11,008   $11,703   $12,712   $15,327   $13,203
S & P Mid-Cap 400 Index   $10,000    $9,112    $9,045   $11,575   $13,198   $14,911   $17,669   $16,372

Past performance is not predictive of future performance.

BERWYN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 83.6%                                    VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 2.1%
   129,666   Ducommun, Inc. + ..................................   $  2,977,131
                                                                   ------------

             AIRLINES -- 1.3%
   144,700   SkyWest, Inc. .....................................      1,830,455
                                                                   ------------

             AUTO PARTS & EQUIPMENT -- 4.4%
   366,800   Exide Technologies + ..............................      6,147,568
                                                                   ------------

             AUTO - TRUCK TRAILERS -- 2.2%
   402,475   Wabash National Corp. .............................      3,042,711
                                                                   ------------

             BANKS -- 5.2%
   217,500   Old National Bancorp ..............................      3,101,550
   140,770   Suffolk Bancorp ...................................      4,135,823
                                                                   ------------
                                                                      7,237,373
                                                                   ------------
             BUILDING MATERIALS -- 0.1%
    23,290   Patrick Industries, Inc. + ........................        174,209
                                                                   ------------

             COMMERCIAL PRINTING -- 4.9%
   161,531   Courier Corp. .....................................      3,243,542
   227,500   Ennis, Inc. .......................................      3,560,375
                                                                   ------------
                                                                      6,803,917
                                                                   ------------
             COMPUTERS -- 5.0%
   283,300   Agilysys, Inc. ....................................      3,209,789
   616,200   CIBER, Inc. + .....................................      3,826,602
                                                                   ------------
                                                                      7,036,391
                                                                   ------------
             CONSTRUCTION & ENGINEERING -- 2.3%
   103,000   Granite Construction, Inc. ........................      3,247,590
                                                                   ------------

             ELECTRICAL COMPONENTS & EQUIPMENT -- 2.3%
   232,700   Advanced Energy Industries, Inc. + ................      3,187,990
                                                                   ------------

             ELECTRONICS -- 2.4%
   315,425   Methode Electronics, Inc. .........................      3,296,191
                                                                   ------------

             FOOD -- 2.6%
   238,800   Chiquita Brands International, Inc. + .............      3,622,596
                                                                   ------------

             HAND/MACHINE TOOLS -- 0.3%
    35,050   Hardinge, Inc. ....................................        461,609
                                                                   ------------

             HEALTH CARE - SERVICES -- 3.5%
   126,500   LifePoint Hospitals, Inc. + .......................      3,573,625
    82,950   RehabCare Group, Inc. + ...........................      1,329,689
                                                                   ------------
                                                                      4,903,314
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 83.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HOME FURNISHINGS -- 4.7%
   122,000   Ethan Allen Interiors, Inc. .......................   $  3,001,200
   205,512   Hooker Furniture Corp. ............................      3,559,468
                                                                   ------------
                                                                      6,560,668
                                                                   ------------
             INSURANCE -- 8.0%
   439,900   American Equity Investment Life Holding Co. .......      3,585,185
    98,638   FPIC Insurance Group, Inc. + ......................      4,470,274
   225,350   Horace Mann Educators Corp. .......................      3,159,407
                                                                   ------------
                                                                     11,214,866
                                                                   ------------
             INVESTMENT BANK/BROKER -- 3.1%
   612,100   LaBranche & Co., Inc. + ...........................      4,333,668
                                                                   ------------

             MISCELLANEOUS MANUFACTURING -- 2.5%
   502,900   Sturm, Ruger & Co., Inc. + ........................      3,550,474
                                                                   ------------

             OIL & GAS -- 5.5%
   168,400   Callon Petroleum Co. + ............................      4,607,424
    64,600   Southwestern Energy Co. + .........................      3,075,606
                                                                   ------------
                                                                      7,683,030
                                                                   ------------
             OIL & GAS SERVICES -- 6.6%
    50,675   CARBO Ceramics, Inc. ..............................      2,956,886
    86,431   Gulf Island Fabrication, Inc. .....................      4,216,968
   271,550   Newpark Resources, Inc. + .........................      2,134,383
                                                                   ------------
                                                                      9,308,237
                                                                   ------------
             RECREATIONAL VEHICLES -- 0.8%
   370,425   Monaco Coach Corp. ................................      1,126,092
                                                                   ------------

             RETAIL -- 3.3%
   148,200   Genesco, Inc. + ...................................      4,574,934
                                                                   ------------

             RETAIL - FOOD -- 2.6%
   158,194   Ingles Markets, Inc. - Class A ....................      3,690,666
                                                                   ------------

             SAVINGS & LOANS -- 0.5%
    61,943   CFS Bancorp, Inc. .................................        698,717
                                                                   ------------

             SEMICONDUCTORS -- 4.3%
   231,050   Cohu, Inc. ........................................      3,391,814
   338,300   Rudolph Technologies, Inc. + ......................      2,615,059
                                                                   ------------
                                                                      6,006,873
                                                                   ------------
             TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   279,187   Tollgrade Communications, Inc. + ..................      1,253,550
                                                                   ------------

             TRANSPORTATION -- 2.2%
   207,800   YRC Worldwide, Inc. + .............................      3,089,986
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $128,874,127) ...........   $117,060,806
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 2.2%                             VALUE
--------------------------------------------------------------------------------
    49,000   iShares Russell 2000 Value Index Fund
             (Cost $3,792,368) .................................   $  3,136,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 10.1%                               VALUE
--------------------------------------------------------------------------------
 7,089,379   First American Government Obligations Fund -
             Class Y, 1.93%*. ..................................   $  7,089,379
 7,089,379   First American Treasury Obligations Fund -
             Class Y, 1.67%* ...................................      7,089,379
                                                                   ------------
             TOTAL MONEY MARKET FUNDS (Cost $14,178,758) .......   $ 14,178,758
                                                                   ------------

================================================================================
 PAR VALUE   REPURCHASE AGREEMENTS -- 4.3%                             VALUE
--------------------------------------------------------------------------------
$6,029,888   U.S. Bank N.A., 1.25%, dated 06/30/08, due 07/01/08
             repurchase proceeds: $6,030,098 (Cost $6,029,888) #   $  6,029,888
                                                                   ------------

             TOTAL INVESTMENTS -- 100.2% (Cost $152,875,141) ...   $140,405,452

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) ...       (345,149)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $140,060,303
                                                                   ============

+     Non-income producing security.

* Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

# Repurchase agreement is fully collateralized by $6,029,888 FGCI, Series E99430, 4.50%, due 09/01/18. The aggregate market value of the collateral at June 30, 2008 was $6,150,670.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 20.8%                                    VALUE
--------------------------------------------------------------------------------
             AUTO PARTS -- 0.9%
   151,800   Gentex Corp. ......................................   $  2,187,438
                                                                   ------------

             BANKS -- 3.0%
   185,000   Old National Bancorp ..............................      2,638,100
    61,896   Suffolk Bancorp ...................................      1,818,504
    90,000   TCF Financial Corp. ...............................      1,082,700
    55,000   U.S. Bancorp ......................................      1,533,950
                                                                   ------------
                                                                      7,073,254
                                                                   ------------
             COMMERCIAL PRINTING -- 1.2%
   185,800   Ennis, Inc. .......................................      2,907,770
                                                                   ------------

             DIVERSIFIED FINANCIAL SERVICES -- 0.6%
    45,000   JPMorgan Chase & Co. ..............................      1,543,950
                                                                   ------------

             ELECTRIC ULTILITIES -- 0.5%
     4,000   Great Plains Energy, Inc. .........................        101,120
    30,000   MGE Energy, Inc. ..................................        978,600
                                                                   ------------
                                                                      1,079,720
                                                                   ------------
             ELECTRONICS -- 1.5%
   343,671   Methode Electronics, Inc. .........................      3,591,362
                                                                   ------------

             FOOD -- 1.4%
    60,000   ConAgra Foods, Inc. ...............................      1,156,800
    76,000   Kraft Foods, Inc. - Class A .......................      2,162,200
                                                                   ------------
                                                                      3,319,000
                                                                   ------------
             FOOD - WHOLESALE -- 0.6%
    55,000   SYSCO Corp. .......................................      1,513,050
                                                                   ------------

             GAS UTILITIES -- 0.6%
    46,000   Atmos Energy Corp. ................................      1,268,220
     4,000   Vectren Corp. .....................................        124,840
                                                                   ------------
                                                                      1,393,060
                                                                   ------------
             HEALTH CARE - PRODUCTS -- 1.2%
    43,000   Johnson & Johnson .................................      2,766,620
                                                                   ------------

             LEISURE EQUIPMENT & PRODUCTS -- 0.2%
    30,000   Callaway Golf Co. .................................        354,900
                                                                   ------------

             MEDICAL SUPPLIES -- 0.8%
    85,247   Hillenbrand Industries, Inc. ......................      1,824,286
                                                                   ------------

             MISCELLANEOUS MANUFACTURING -- 1.2%
   111,000   General Electric Co. ..............................      2,962,590
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OFINVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 20.8% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             MOTORCYCLES -- 0.8%
    53,000   Harley-Davidson, Inc. .............................   $  1,921,780
                                                                   ------------

             PHARMACEUTICALS -- 3.8%
    28,000   Abbott Laboratories ...............................      1,483,160
    68,000   AstraZeneca PLC - ADR .............................      2,892,040
    66,500   GlaxoSmithKline PLC - ADR .........................      2,940,630
   106,500   Pfizer, Inc. ......................................      1,860,555
                                                                   ------------
                                                                      9,176,385
                                                                   ------------
             RETAIL - FOOD -- 0.6%
    66,000   Ingles Markets, Inc. - Class A ....................      1,539,780
                                                                   ------------

             SEMICONDUCTORS -- 0.8%
    88,000   Intel Corp. .......................................      1,890,240
                                                                   ------------

             SOFTWARE -- 1.1%
    97,500   Microsoft Corp. ...................................      2,684,175
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $54,010,276) ............   $ 49,729,360
                                                                   ------------

================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 0.5%                             VALUE
--------------------------------------------------------------------------------
    12,000   iShares iBoxx $ Investment Grade Corporate Bond Fund
             (Cost $1,256,992) .................................   $  1,216,800
                                                                   ------------

================================================================================
    SHARES   PREFERRED STOCKS -- 1.2%                                  VALUE
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.2%
    76,000   Grace Acquisition PFD B ...........................   $    812,250
    77,763   Realty Income Corp. PFD ...........................      1,956,518
                                                                   ------------
             TOTAL PREFERRED STOCKS (Cost $3,741,610) ..........   $  2,768,768
                                                                   ------------

================================================================================
 PAR VALUE   CORPORATE BONDS -- 62.4%                                  VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 1.2%
$3,000,000   Hexcel Corp. 6.75% 02/01/15 .......................   $  2,917,500
                                                                   ------------

             AUTO - TRUCK TRAILERS -- 2.0%
 4,800,000   Wabash National Corp. 3.25% 08/01/08 CV ...........      4,776,000
                                                                   ------------

             BOOK PUBLISHING -- 1.0%
 2,430,000   McGraw-Hill Cos., Inc. (The) 6.55% 11/15/37 .......      2,305,783
                                                                   ------------

             CHEMICALS -- 0.4%
 1,000,000   Union Carbide Corp. 6.70% 04/01/09 ................      1,003,750
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 62.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             COMMERICAL PRINTING -- 2.1%
$5,935,000   Cenveo, Inc. 7.875% 12/01/13 ......................   $  4,955,725
                                                                   ------------

             COMMERCIAL SERVICES & SUPPLIES -- 2.1%
 5,900,000   School Specialty, Inc. 3.75% 11/30/26 CV ..........      5,066,625
                                                                   ------------

             COMPUTER SERVICES -- 2.1%
 5,000,000   CIBER, Inc. 2.875% 12/15/23 CV ....................      4,912,500
                                                                   ------------

             CONSUMER PRODUCTS -- 2.3%
 5,632,000   Church & Dwight Co., Inc. 6.00% 12/15/12 ..........      5,406,720
                                                                   ------------

             CORRECTIONAL FACILITIES -- 2.1%
    38,000   Corrections Corp. of America 7.50% 05/01/11 .......         38,190
 3,055,000   Corrections Corp. of America 6.25% 03/15/13 .......      2,940,438
 2,045,000   GEO Group, Inc. (The) 8.25% 07/15/13 ..............      2,085,900
                                                                   ------------
                                                                      5,064,528
                                                                   ------------
             COSMETICS/PERSONAL CARE -- 2.2%
 5,409,000   Chattem, Inc. 7.00% 03/01/14 ......................      5,246,730
                                                                   ------------

             DIVERSIFIED FINANCIAL SERVICES -- 1.2%
 2,027,000   CIT Group, Inc. 2.839%* floating rate 08/17/09 ....      1,845,030
 1,000,000   General Electric Capital Corp. 5.625% 05/01/18 ....        967,055
                                                                   ------------
                                                                      2,812,085
                                                                   ------------
             ELECTRICAL EQUIPMENT -- 1.2%
 3,000,000   Itron, Inc. 7.75% 05/15/12 ........................      2,977,500
                                                                   ------------

             ELECTRIC UTILITIES -- 5.0%
 3,000,000   Black Hills Corp. 6.50% 05/15/13 ..................      2,989,383
 4,175,000   Constellation Energy Group, Inc. 4.55% 06/15/15 ...      3,719,320
 1,884,000   Duke Energy Corp. 6.52% 03/15/09 ..................      1,910,425
 3,577,000   PSEG Power, Inc. 5.50% 12/01/15 ...................      3,444,572
                                                                   ------------
                                                                     12,063,700
                                                                   ------------
             FOOD -- 1.7%
 2,789,000   Chiquita Brands International, Inc. 7.50% 11/01/14       2,273,035
 2,018,000   Chiquita Brands International, Inc. 8.875% 12/01/15      1,765,750
                                                                   ------------
                                                                      4,038,785
                                                                   ------------
             HEALTH CARE - EQUIPMENT -- 0.9%
 2,000,000   Bard (C.R.), Inc. 6.70% 12/01/26 ..................      2,038,456
                                                                   ------------

             HEALTH CARE - SERVICES -- 3.5%
 4,350,000   Humana, Inc. 6.30% 08/01/18 .......................      4,034,321
 3,226,000   Omnicare, Inc. 6.125% 06/01/13 ....................      2,984,050
   275,000   Omnicare, Inc. 6.75% 12/15/13 .....................        258,500
 1,000,000   Quest Diagnostics, Inc. 6.95% 07/01/37 ............        972,103
                                                                   ------------
                                                                      8,248,974
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 62.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             INFORMATION SERVICES -- 1.6%
$1,575,000   Equifax, Inc. 6.30% 07/01/17 ......................   $  1,497,269
 2,070,000   Equifax, Inc. 6.90% 07/01/28 ......................      1,940,346
   485,000   Equifax, Inc. 7.00% 07/01/37 ......................        446,358
                                                                   ------------
                                                                      3,883,973
                                                                   ------------
             INSURANCE -- 3.7%
 5,900,000   American Equity Investment Life Co.
             5.25% 12/06/24 CV .................................      5,369,000
 3,444,000   CNA Financial Corp. 6.60% 12/15/08 ................      3,469,799
                                                                   ------------
                                                                      8,838,799
                                                                   ------------
             MEDIA -- 1.8%
   240,000   Comcast Corp. 6.20% 11/15/08 ......................        240,879
 1,256,000   Comcast Corp. 5.30% 01/15/14 ......................      1,217,495
 1,664,000   TCI Communications, Inc. 7.875% 02/15/26 ..........      1,806,360
 1,000,000   TCI Communications, Inc. 7.125% 02/15/28 ..........      1,009,919
                                                                   ------------
                                                                      4,274,653
                                                                   ------------
             METAL PRODUCTS -- 0.4%
 1,000,000   Valmont Industries, Inc. 6.875% 05/01/14 ..........        992,500
                                                                   ------------

             MISCELLANEOUS MANUFACTURING -- 0.5%
 1,333,000   General Electric Co. 5.25% 12/06/17 ...............      1,281,456
                                                                   ------------

             OIL & GAS -- 0.7%
 1,718,000   Callon Petroleum Co. 9.75% 12/08/10 ...............      1,692,230
                                                                   ------------

             PACKAGING & CONTAINERS -- 2.2%
 5,596,000   Silgan Holdings, Inc. 6.75% 11/15/13 ..............      5,288,220
                                                                   ------------

             PHARMACEUTICALS -- 2.0%
 1,165,000   Valeant Pharmaceuticals Intl. 3.00% 08/16/10 CV ...      1,067,431
 3,500,000   Valeant Pharmaceuticals Intl. 7.00% 12/15/11 ......      3,622,500
                                                                   ------------
                                                                      4,689,931
                                                                   ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.8%
 2,000,000   Health Care REIT, Inc. 8.00% 09/12/12 .............      2,015,106
 2,520,000   Health Care REIT, Inc. 6.00% 11/15/13 .............      2,408,440
                                                                   ------------
                                                                      4,423,546
                                                                   ------------
             RETAIL -- 2.8%
 3,086,000   F.W. Woolworth Co. 8.50% 01/15/22 .................      2,885,410
 2,590,000   Home Depot, Inc. (The) 5.875% 12/16/36 ............      2,115,838
 2,000,000   Wal-Mart Stores, Inc. 5.25% 09/01/35 ..............      1,737,628
                                                                   ------------
                                                                      6,738,876
                                                                   ------------
             RETAIL - FOOD -- 2.1%
 5,030,000   Ingles Markets, Inc. 8.875% 12/01/11 ..............      5,092,875
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 62.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- 4.8%
$2,000,000   Ameritech 6.875% 10/15/27 .........................   $  1,998,926
 3,500,000   Cincinnati Bell, Inc. 8.375% 01/15/14 .............      3,386,250
 1,157,000   GTE Northwest, Inc. 6.30% 06/01/10 ................      1,194,245
 2,865,000   Nextel Communications, Inc. 7.375% 08/01/15 .......      2,377,950
 1,200,000   Sprint Capital Corp. 6.875% 11/15/28 ..............        999,000
 1,500,000   Verizon Communications, Inc. 4.75% 10/01/13 .......      1,440,253
                                                                   ------------
                                                                     11,396,624
                                                                   ------------
             TOYS/GAMES/HOBBIES -- 2.0%
 2,053,000   Hasbro, Inc. 6.15% 07/15/08 .......................      2,054,792
   180,000   Hasbro, Inc. 6.30% 09/15/17 .......................        177,759
 2,725,000   Hasbro, Inc. 6.60% 07/15/28 .......................      2,544,681
                                                                   ------------
                                                                      4,777,232
                                                                   ------------
             TRANSPORTATION -- 5.0%
 5,027,000   Bristow Group, Inc. 6.125% 06/15/13 ...............      4,838,487
 1,055,000   Westinghouse Air Brake Technologies Corp.
             6.875% 07/31/13 ...................................      1,041,812
 5,955,000   Yellow Roadway Corp. 8.25% 12/01/08 ...............      5,955,000
                                                                   ------------
                                                                     11,835,299
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $154,948,882) .........   $149,041,575
                                                                   ------------

================================================================================
 PAR VALUE   U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS -- 3.8%   VALUE
--------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.4%
$1,000,000   4.125% 04/15/14 ...................................   $    994,571
 2,465,000   4.00% 06/03/14 ....................................      2,408,726
 2,645,000   5.375% 04/11/22 ...................................      2,646,000
 2,000,000   5.50% 05/10/27 ....................................      2,010,676
                                                                   ------------
                                                                      8,059,973
                                                                   ------------
             U.S. TREASURY NOTES -- 0.4%
 1,000,000   4.00% 02/15/15 ....................................      1,027,891
                                                                   ------------

             TOTAL U.S. TREASURY AND GOVERNMENT
               AGENCY OBLIGATIONS (Cost $8,688,951) ............   $  9,087,864
                                                                   ------------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 3.7%                        VALUE
--------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.7%
$2,348,130   Pool #811460 5.00% 06/01/20 .......................   $  2,324,626
   961,019   Pool #816407 5.00% 07/01/20 .......................        951,399
 1,080,040   Pool #256154 5.00% 03/01/21 .......................      1,069,228
 4,619,843   Pool #888638 5.50% 09/01/37 .......................      4,559,116
                                                                   ------------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $8,864,277)    $  8,904,369
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 7.2%                                VALUE
--------------------------------------------------------------------------------
 8,650,893   First American Government Obligations Fund -
             Class Y, 1.93%+. ..................................   $  8,650,893
 8,650,894   First American Treasury Obligations Fund -
             Class Y, 1.67%+ ...................................      8,650,894
                                                                   ------------
             TOTAL MONEY MARKET FUNDS (Cost $17,301,787) .......   $ 17,301,787
                                                                   ------------

             TOTAL INVESTMENTS -- 99.6% (Cost $248,812,775) ....   $238,050,523

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4% .....        884,602
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $238,935,125
                                                                   ============

*     The rate shown is the effective rate at June 30, 2008.

+ Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR   American Depositary Receipt sponsored by a U.S. depositary bank.

CV    Convertible Security.

PFD   Preferred Stock.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)
================================================================================
    SHARES   COMMON STOCKS -- 82.4%                                    VALUE
--------------------------------------------------------------------------------
             AUTO PARTS & EQUIPMENT -- 4.5%
     9,000   Gentex Corp. ......................................   $    129,690
    10,600   TRW Automotive Holdings Corp. + ...................        195,782
                                                                   ------------
                                                                        325,472
                                                                   ------------
             BANKS -- 3.0%
    12,200   New York Community Bancorp, Inc. ..................        217,648
                                                                   ------------

             COMPUTERS -- 2.6%
     4,250   Hewlett-Packard Co. ...............................        187,892
                                                                   ------------

             DIVERSIFIED FINANCIAL SERVICES -- 2.8%
     6,025   JPMorgan Chase & Co. ..............................        206,718
                                                                   ------------

             ELECTRIC ULTILITIES -- 5.0%
     4,425   Dominion Resources, Inc. ..........................        210,143
     3,650   Progress Energy, Inc. .............................        152,680
                                                                   ------------
                                                                        362,823
                                                                   ------------
             ENVIRONMENTAL CONTROL -- 2.8%
     5,325   Waste Management, Inc. ............................        200,806
                                                                   ------------

             FOOD -- 2.7%
    10,125   ConAgra Foods, Inc. ...............................        195,210
                                                                   ------------

             FOOD - WHOLESALE -- 1.5%
     3,875   SYSCO Corp. .......................................        106,601
                                                                   ------------

             HEALTH CARE - PRODUCTS -- 3.3%
     3,675   Johnson & Johnson .................................        236,450
                                                                   ------------

             HOME FURNISHINGS -- 2.6%
     7,725   Ethan Allen Interiors, Inc. .......................        190,035
                                                                   ------------

             INSURANCE -- 6.5%
     4,600   Allstate Corp. (The) ..............................        209,714
    12,625   Unum Group ........................................        258,181
                                                                   ------------
                                                                        467,895
                                                                   ------------
             MEDICAL SUPPLIES -- 2.9%
     9,700   Hillenbrand Industries, Inc. ......................        207,580
                                                                   ------------

             METAL - ALUMINUM -- 3.2%
     6,425   Alcoa, Inc. .......................................        228,858
                                                                   ------------

             MISCELLANEOUS MANUFACTURING -- 2.8%
     7,600   General Electric Co. ..............................        202,844
                                                                   ------------

             MOTORCYCLES -- 2.7%
     5,450   Harley-Davidson, Inc. .............................        197,617
                                                                   ------------

             OIL & GAS -- 4.0%
     2,950   Chevron Corp. .....................................        292,433
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 82.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             OIL FIELD SERVICES -- 4.0%
     9,025   BJ Services Co. ...................................   $    288,259
                                                                   ------------

             PHARMACEUTICALS -- 11.8%
     4,050   Abbott Laboratories ...............................        214,529
     5,800   AstraZeneca PLC - ADR .............................        246,674
     5,250   GlaxoSmithKline PLC - ADR .........................        232,155
     9,175   Pfizer, Inc. ......................................        160,287
                                                                   ------------
                                                                        853,645
                                                                   ------------
             RETAIL -- 2.5%
     4,575   Best Buy Co., Inc. ................................        181,170
                                                                   ------------

             SEMICONDUCTORS -- 8.3%
    10,175   Intel Corp. .......................................        218,559
    14,750   QLogic Corp. + ....................................        214,760
    14,850   Teradyne, Inc. + ..................................        164,389
                                                                   ------------
                                                                        597,708
                                                                   ------------
             SOFTWARE -- 2.9%
     7,675   Microsoft Corp. ...................................        211,293
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $6,227,344) .............   $  5,958,957
                                                                   ------------

================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 6.1%                             VALUE
--------------------------------------------------------------------------------
     3,225   iShares S&P MidCap 400 Index Fund .................   $    262,837
     2,425   iShares S&P MidCap 400 Value Index Fund ...........        179,499
                                                                   ------------
             TOTAL EXCHANGE TRADED FUNDS (Cost $402,980) .......   $    442,336
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 10.0%                               VALUE
--------------------------------------------------------------------------------
   360,000   First American Government Obligations Fund -
             Class Y, 1.93%*. ..................................   $    360,000
   360,000   First American Treasury Obligations Fund -
             Class Y, 1.67%* ...................................        360,000
                                                                   ------------
             TOTAL MONEY MARKET FUNDS (Cost $720,000) ..........   $    720,000
                                                                   ------------

================================================================================
 PAR VALUE   REPURCHASE AGREEMENTS -- 1.4%                             VALUE
--------------------------------------------------------------------------------
$   98,896   U.S. Bank N.A., 1.25%, dated 06/30/08, due 07/01/08
             repurchase proceeds: $98,899 (Cost $98,896) # .....   $     98,896
                                                                   ------------

             TOTAL INVESTMENTS -- 99.9% (Cost $7,449,220) ......   $  7,220,189

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....          9,648
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $  7,229,837
                                                                   ============

+     Non-income producing security.

* Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

# Repurchase agreement is fully collateralized by $98,896 FGCI, Series E99430, 4.50%, due 09/01/18. The aggregate market value of the collateral at June 30, 2008 was $101,291.

ADR   American Depositary Receipt sponsored by a U.S. depositary bank.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)
==========================================================================================================
                                                                              BERWYN            BERWYN
                                                            BERWYN            INCOME         CORNERSTONE
                                                             FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities:
  At Market Value (Cost $152,875,141, $248,812,775
    and $7,449,220 for Berwyn Fund, Berwyn Income
    Fund and Berwyn Cornerstone Fund, respectively)
    (Note 2) ........................................   $  140,405,452    $  238,050,523    $    7,220,189
Receivables:
  Dividends .........................................           97,345           168,011             8,788
  Interest ..........................................              209         2,144,844                 3
  Fund Shares Sold ..................................          108,624           173,944               490
  Investment Securities Sold ........................           18,799           290,734                --
Other Assets ........................................           28,488            33,258            14,425
                                                        --------------    --------------    --------------
    TOTAL ASSETS ....................................      140,658,917       240,861,314         7,243,895
                                                        --------------    --------------    --------------
LIABILITIES
Payables:
  Fund Shares Redeemed ..............................           62,944           166,188                --
  Investment Securities Purchased ...................          385,811         1,621,912                --
  Accrued Investment Advisory Fees (Note 5) .........          117,091           100,565             3,743
  Accrued Administration Fees (Note 5) ..............           17,450            28,175             3,300
Other Accrued Expenses and Liabilities ..............           15,318             9,349             7,015
                                                        --------------    --------------    --------------
    TOTAL LIABILITIES ...............................          598,614         1,926,189            14,058
                                                        --------------    --------------    --------------

NET ASSETS ..........................................   $  140,060,303    $  238,935,125    $    7,229,837
                                                        ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in Capital .....................................   $  145,281,747    $  248,177,251    $    7,144,877
Accumulated Undistributed Net
  Investment Income (Loss) ..........................          (11,576)           68,402            19,237
Accumulated Undistributed Net Realized Gains ........        7,259,821         1,451,724           294,754
Net Unrealized Depreciation on Investment Securities       (12,469,689)      (10,762,252)         (229,031)
                                                        --------------    --------------    --------------
NET ASSETS ..........................................   $  140,060,303    $  238,935,125    $    7,229,837
                                                        ==============    ==============    ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (NO PAR VALUE, UNLIMITED AUTHORIZED) ..............        5,881,323        20,695,789           565,214
                                                        ==============    ==============    ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE ........   $        23.81    $        11.55    $        12.79
                                                        ==============    ==============    ==============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) .........   $        23.57    $        11.43    $        12.66
                                                        ==============    ==============    ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)
==========================================================================================================
                                                                              BERWYN            BERWYN
                                                            BERWYN            INCOME         CORNERSTONE
                                                             FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .........................................   $      743,645    $    1,332,427    $       90,845
  Interest ..........................................           14,295         5,603,704             1,260
                                                        --------------    --------------    --------------
    Total Investment Income .........................          757,940         6,936,131            92,105
                                                        --------------    --------------    --------------
EXPENSES
  Investment Advisory Fees (Note 5) .................          623,807           601,490            36,434
  Administration Fees (Note 5) ......................           93,833           166,958            19,610
  Postage and Supplies ..............................           17,358            25,165             9,961
  Professional Fees .................................           16,367            16,367            12,612
  Registration Fees .................................           15,971            13,228             9,753
  Custodian Fees ....................................           16,956            13,911             3,697
  Insurance .........................................            6,187             9,018               559
  Report Printing ...................................            5,085             7,696             1,554
  Trustees' Fees and Expenses .......................            4,719             4,719             4,719
  Compliance Service Fees (Note 5) ..................            1,872             1,872             1,872
  Other Expenses ....................................            4,150             1,470             3,885
                                                        --------------    --------------    --------------
    Total Expenses Before Fee Waivers by Advisor ....          806,305           861,894           104,656
  Less Fees Waived by Advisor (Note 5) ..............               --                --           (31,788)
                                                        --------------    --------------    --------------
    Net Expenses ....................................          806,305           861,894            72,868
                                                        --------------    --------------    --------------

  Net Investment Income (Loss) ......................          (48,365)        6,074,237            19,237
                                                        --------------    --------------    --------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
    of Investment Securities ........................        7,540,425         1,460,407           294,900
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities .........      (11,402,400)      (12,869,197)         (777,930)
                                                        --------------    --------------    --------------

  Net Realized and Unrealized Losses on Investments .       (3,861,975)      (11,408,790)         (483,030)
                                                        --------------    --------------    --------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $   (3,910,340)   $   (5,334,553)   $     (463,793)
                                                        ==============    ==============    ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                                                                    BERWYN                        BERWYN
                                                      BERWYN                        INCOME                     CORNERSTONE
                                                       FUND                          FUND                          FUND
                                            ----------------------------------------------------------------------------------------
                                             SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                                ENDED          YEAR           ENDED          YEAR           ENDED          YEAR
                                              6/30/2008       ENDED         6/30/2008       ENDED         6/30/2008       ENDED
                                             (UNAUDITED)     12/31/07      (UNAUDITED)     12/31/07      (UNAUDITED)     12/31/07
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income (Loss) ..........   $    (48,365)  $    315,004   $  6,074,237   $ 11,110,575   $     19,237   $     91,787
  Net Realized Gains from
    Sales of Investment Securities ......      7,540,425     14,082,308      1,460,407      8,316,537        294,900        527,142
  Capital Gain Distributions from
    Real Estate Investment Trusts .......             --             --             --         14,391             --             --
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities  (11,402,400)   (18,817,838)   (12,869,197)    (3,841,463)      (777,930)      (623,471)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations .........     (3,910,340)    (4,420,526)    (5,334,553)    15,600,040       (463,793)        (4,542)
                                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income ............             --       (278,272)    (6,007,395)   (11,117,094)            --        (91,792)
  From Realized Gains from
    Sales of Investment Securities ......             --    (14,287,832)            --     (8,054,630)            --       (525,340)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Net Decrease in Net Assets
      Resulting from Distributions ......             --    (14,566,104)    (6,007,395)   (19,171,724)            --       (617,132)
                                            ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold .............     38,290,791     31,850,543     26,138,728     48,420,477        667,750      1,114,993
  Net Asset Value of Shares Issued in
    Reinvestment of Distributions
    to Shareholders .....................             --     14,305,213      5,545,220     17,701,359             --        616,164
  Proceeds from Redemption
    Fees Collected (Note 2) .............         14,100         26,947         15,789         36,932             --             --
  Shares Redeemed .......................    (13,737,695)   (56,579,464)   (24,103,401)   (48,704,027)      (396,661)    (1,135,390)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Net Increase (Decrease) in Net Assets
      from Capital Share Transactions ...     24,567,196    (10,396,761)     7,596,336     17,454,741        271,089        595,767
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Total Increase (Decrease) in Net Assets   20,656,856    (29,383,391)    (3,745,612)    13,883,057       (192,704)       (25,907)

NET ASSETS
  Beginning of Period ...................    119,403,447    148,786,838    242,680,737    228,797,680      7,422,541      7,448,448
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of Period .........................   $140,060,303   $119,403,447   $238,935,125   $242,680,737   $  7,229,837   $  7,422,541
                                            ============   ============   ============   ============   ============   ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS) ..........   $    (11,576)  $     36,789   $     68,402   $      1,560   $     19,237   $         --
                                            ============   ============   ============   ============   ============   ============
CAPITAL SHARES ISSUED AND REDEEMED
  Sold ..................................      1,570,518      1,086,789      2,196,123      3,869,989         50,384         72,229
  Reinvested ............................             --        583,648        475,380      1,444,825             --         44,976
  Redeemed ..............................       (579,138)    (1,945,473)    (2,027,111)    (3,898,897)       (30,183)       (75,306)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) from Fund
    Share Transactions ..................        991,380       (275,036)       644,392      1,415,917         20,201         41,899
  Shares Outstanding, Beginning of Period      4,889,943      5,164,979     20,051,397     18,635,480        545,013        503,114
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Shares Outstanding, End of Period .....      5,881,323      4,889,943     20,695,789     20,051,397        565,214        545,013
                                            ============   ============   ============   ============   ============   ============

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                              SIX MONTHS
                                                 ENDED                                    YEARS ENDED
                                               6/30/08       -----------------------------------------------------------------------
                                              (UNAUDITED)     12/31/07       12/31/06       12/31/05       12/31/04       12/31/03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....    $    24.42     $    28.81     $    29.67     $    28.96     $    24.78     $    17.23
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) ...........         (0.01)          0.07           0.05           0.02          (0.01)         (0.03)
  Net Realized and Unrealized Gains
    (Losses) on Securities.. .............         (0.60)         (1.13)          1.91           3.48           5.64           8.66
                                              ----------     ----------     ----------     ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations.. ............         (0.61)         (1.06)          1.96           3.50           5.63           8.63
                                              ----------     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...            --          (0.06)         (0.05)         (0.02)            --             --
  Distributions from Net Realized Gains ..            --          (3.28)         (2.82)         (2.83)         (1.48)         (1.08)
                                              ----------     ----------     ----------     ----------     ----------     ----------
    Total Distributions ..................            --          (3.34)         (2.87)         (2.85)         (1.48)         (1.08)
                                              ----------     ----------     ----------     ----------     ----------     ----------
PROCEEDS FROM REDEMPTION FEES
  COLLECTED (NOTE 2) .....................          0.00*          0.01           0.05           0.06           0.03             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD ...........    $    23.81     $    24.42     $    28.81     $    29.67     $    28.96     $    24.78
                                              ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN .............................        (2.50%)**      (3.68%)         6.71%         12.18%         22.83%         50.01%
                                              ==========     ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......    $  140,060     $  119,403     $  148,787     $  185,696     $  114,928     $   51,784

  Ratio of Expenses to Average Net Assets          1.29%***       1.27%          1.26%          1.28%          1.20%          1.41%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets.. ..............        (0.08%)***      0.22%          0.12%          0.11%         (0.08%)        (0.13%)

  Portfolio Turnover Rate ................           23%**          40%            38%            31%            23%            23%

*     Amount rounds to less than $0.01 per share.

**    Not Annualized.

***   Annualized.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                              SIX MONTHS
                                                 ENDED                                    YEARS ENDED
                                               6/30/08       -----------------------------------------------------------------------
                                              (UNAUDITED)     12/31/07       12/31/06       12/31/05       12/31/04       12/31/03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....    $    12.10     $    12.28     $    11.85     $    12.13     $    11.74     $    10.64
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income ..................          0.30           0.59           0.57           0.51           0.51           0.57
  Net Realized and Unrealized Gains
    (Losses) on Securities.. .............         (0.55)          0.24           0.43          (0.28)          0.40           1.12
                                              ----------     ----------     ----------     ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations.. ............         (0.25)          0.83           1.00           0.23           0.91           1.69
                                              ----------     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...         (0.30)         (0.59)         (0.57)         (0.51)         (0.53)         (0.59)
  Distributions from Net Realized Gains ..            --          (0.42)            --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------
    Total Distributions ..................         (0.30)         (1.01)         (0.57)         (0.51)         (0.53)         (0.59)
                                              ----------     ----------     ----------     ----------     ----------     ----------
PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ................          0.00*          0.00*          0.00*          0.00*          0.01             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD ...........    $    11.55     $    12.10     $    12.28     $    11.85     $    12.13     $    11.74
                                              ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN .............................        (2.12%)**       6.83%          8.65%          1.96%          7.98%         16.23%
                                              ==========     ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......    $  238,935     $  242,681     $  228,798     $  234,728     $  205,615     $  135,385

  Ratio of Expenses to Average Net Assets          0.72%***       0.70%          0.73%          0.72%          0.64%          0.67%

  Ratio of Net Investment Income
    to Average Net Assets ................         5.05%***       4.70%          4.67%          4.34%          4.54%          5.32%

  Portfolio Turnover Rate ................           25%**          37%            31%            49%            48%            54%

*     Amount rounds to less than $0.01 per share.

**    Not Annualized.

***   Annualized.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                              SIX MONTHS
                                                 ENDED                                    YEARS ENDED
                                               6/30/08       ----------------------------------------------------------------------
                                              (UNAUDITED)     12/31/07       12/31/06       12/31/05       12/31/04      12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....    $    13.62     $    14.80     $    13.11     $    12.72     $    11.58    $     9.89
                                              ----------     ----------     ----------     ----------     ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) ...........          0.03           0.18           0.06          (0.02)         (0.03)        (0.05)
  Net Realized and Unrealized Gains
    (Losses) on Securities ...............         (0.86)         (0.15)          2.34           0.71           1.26          1.74
                                              ----------     ----------     ----------     ----------     ----------    ----------
    Total Income (Loss) from
      Investment Operations.. ............         (0.83)          0.03           2.40           0.69           1.23          1.69
                                              ----------     ----------     ----------     ----------     ----------    ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...            --          (0.18)         (0.06)            --             --            --
  Distributions from Net Realized Gains ..            --          (1.03)         (0.65)         (0.30)         (0.09)           --
                                              ----------     ----------     ----------     ----------     ----------    ----------
    Total Distributions ..................            --          (1.21)         (0.71)         (0.30)         (0.09)           --
                                              ----------     ----------     ----------     ----------     ----------    ----------
PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ................            --             --           0.00*          0.00*            --            --
                                              ----------     ----------     ----------     ----------     ----------    ----------

NET ASSET VALUE, END OF PERIOD ...........    $    12.79     $    13.62     $    14.80     $    13.11     $    12.72    $    11.58
                                              ==========     ==========     ==========     ==========     ==========    ==========

TOTAL RETURN .............................         (6.09%)**       0.19%         18.28%          5.40%         10.62%        17.09%
                                              ==========     ==========     ==========     ==========     ==========    ==========
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......    $    7,230     $    7,423     $    7,448     $    5,148     $    2,319    $    1,243

  Ratio of Total Expenses
    to Average Net Assets ................          2.87%***       2.52%          2.85%          3.63%          5.46%        11.30%

  Ratio of Net Expenses
    to Average Net Assets # ..............          2.00%***       2.00%          2.00%          2.00%          1.99%         1.89%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets ................         (0.34%)***      0.66%         (0.42%)        (1.79%)        (3.85%)      (10.07%)

  Ratio of Net Investment Income (Loss)
    to Average Net Assets #. .............          0.53%***       1.18%          0.43%         (0.16%)        (0.38%)       (0.66%)

  Portfolio Turnover Rate ................            26%**          38%            23%            18%             7%           27%

*     Amount rounds to less than $0.01 per share.

**    Not Annualized.

***   Annualized.

#     After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (UNAUDITED)
================================================================================

1.    ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.    ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source, and actions of the securities markets, such as the suspension or limitation of trading.

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements," establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

   o  Level 1 - quoted prices in active markets for identical securities
   o  Level 2 - other significant observable inputs
   o  Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2008:

                                                                  BERWYN         BERWYN
                                                   BERWYN         INCOME       CORNERSTONE
VALUATION INPUTS                                    FUND           FUND           FUND
                                                ------------   ------------   ------------
Level 1 - Quoted Prices .....................   $140,405,452   $ 71,016,715   $  7,220,189
Level 2 - Other Significant Observable Inputs             --    167,033,808             --
                                                ------------   ------------   ------------
Total .......................................   $140,405,452   $238,050,523   $  7,220,189
                                                ============   ============   ============

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2008 and December 31, 2007, proceeds from redemption fees totaled $14,100 and $26,947, respectively, for Berwyn Fund and $15,789 and $36,932, respectively, for Berwyn Income Fund. There were no redemption fees collected by Berwyn Cornerstone Fund during either period.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of the Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

3.    SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2008:

                                                       BERWYN         BERWYN
                                        BERWYN         INCOME       CORNERSTONE
                                         FUND           FUND           FUND
                                     ------------   ------------   ------------
Purchases of investment securities   $ 36,265,665   $ 71,247,367   $  1,745,807
                                     ============   ============   ============
Proceeds from sales and maturities
  of investment securities .......   $ 25,660,468   $ 31,593,828   $  1,699,980
                                     ============   ============   ============

4.    TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2008 and December 31, 2007 was as follows:

                                  --------------------------------------------------------
                                    PERIOD        ORDINARY      LONG-TERM        TOTAL
                                     ENDED         INCOME     CAPITAL GAINS  DISTRIBUTIONS
------------------------------------------------------------------------------------------
Berwyn Fund ..................     6/30/2008   $         --   $         --   $         --
                                  12/31/2007   $  4,171,583   $ 10,394,521   $ 14,566,104
------------------------------------------------------------------------------------------
Berwyn Income Fund ...........     6/30/2008   $  6,007,395   $         --   $  6,007,395
                                  12/31/2007   $ 12,819,240   $  6,352,484   $ 19,171,724
------------------------------------------------------------------------------------------
Berwyn Cornerstone Fund ......     6/30/2008   $         --   $         --   $         --
                                  12/31/2007   $     91,792   $    525,340   $    617,132
------------------------------------------------------------------------------------------

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributable earnings (accumulated deficit) at June 30, 2008 was as follows:

                                                                           BERWYN            BERWYN
                                                         BERWYN            INCOME          CORNERSTONE
                                                          FUND              FUND              FUND
                                                     --------------    --------------    --------------
Tax Cost of Portfolio Investments ................   $  153,423,873    $  248,828,094    $    7,455,578
                                                     ==============    ==============    ==============
Gross Unrealized Appreciation ....................   $   14,091,069    $    2,103,925    $      430,439
Gross Unrealized Depreciation ....................      (27,109,490)      (12,881,496)         (665,828)
                                                     --------------    --------------    --------------
Net Unrealized Depreciation
  on Investment Securities .......................      (13,018,421)      (10,777,571)         (235,389)
Accumulated Undistributed Ordinary Income ........           36,789            68,402            19,237
Undistributed Long-Term Gains ....................               90                --                20
Other Gains ......................................        7,760,098         1,467,043           301,092
                                                     --------------    --------------    --------------
Total Distributable Earnings (Accumulated Deficit)   $   (5,221,444)   $   (9,242,126)   $       84,960
                                                     ==============    ==============    ==============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

5.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed to reduce its fees as necessary to maintain the Fund's ratio of ordinary operating expenses to average net assets at 2.00%. During the six months ended June 30, 2008, the Advisor waived investment advisory fees of $31,788.

The Chief Compliance Officer (the "CCO") of the Trust is an officer of the Advisor. Each Fund pays the Advisor $270 monthly for providing CCO services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 442,279 shares, 305,635 shares and 171,647 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2008.


AFFILIATED BROKER-DEALER
During the six months ended June 30, 2008, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $34,587, $14,501 and $4,287, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.    COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2008 - June 30, 2008).

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                                      BEGINNING         ENDING
                                                    ACCOUNT VALUE    ACCOUNT VALUE   EXPENSES PAID
                                                   JANUARY 1, 2008   JUNE 30, 2008   DURING PERIOD
                                                   ---------------   -------------   -------------
BERWYN FUND
Based on Actual Fund Return .....................     $1,000.00        $  975.00       $    6.33
Based on Hypothetical 5% Return (before expenses)     $1,000.00        $1,018.45       $    6.47

BERWYN INCOME FUND
Based on Actual Fund Return .....................     $1,000.00        $  978.80       $    3.54
Based on Hypothetical 5% Return (before expenses)     $1,000.00        $1,021.28       $    3.62

BERWYN CORNERSTONE FUND
Based on Actual Fund Return .....................     $1,000.00        $  939.10       $    9.64
Based on Hypothetical 5% Return (before expenses)     $1,000.00        $1,014.92       $   10.02

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                      Berwyn Fund                     1.29%
                      Berwyn Income Fund              0.72%
                      Berwyn Cornerstone Fund         2.00%


OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund's Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 25, 2008, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interest of each Fund and its shareholders. The Trustees reviewed
(1) industry data comparing advisory fees and expense ratios of the Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor's revenues and costs of providing services to each Fund; and (4) information about the Advisor's personnel. The Trustees considered various factors, among them (1) the nature, extent and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor's profitability with respect to each Fund; (3) each Fund's investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor's investment and operational personnel.

The Trustees considered each Fund's historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds.

The Trustees also reviewed the Advisor's analysis of its profitability from fees received under the Advisory Agreements and the Advisor's audited financial statements for its fiscal year ended August 31, 2007. The Independent Trustees concluded that the Advisor's profits are reasonable. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Advisor. In evaluating each Fund's advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and considered the comparative expense information, which provided average and median expense ratios and advisory fee ratios for other similarly situated mutual

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

funds included in the Morningstar database, categorized both by fund size and by investment style, as it relates to each Fund. These analyses and comparisons, which included all classes of shares for funds in the respective Morningstar categories, showed that the overall expense ratio of each of the Berwyn Fund and the Berwyn Income Fund is below the average for its peer group but that the Berwyn Cornerstone Fund has an overall expense ratio that is above the average for funds in the "Mid-Cap Value" category. The Trustees took note of this fact, but determined that the advisory fees paid by the Berwyn Cornerstone Fund appear to be within an acceptable range for similarly situated funds, noting that the average net assets of funds in this category was over $1 billion.

The Trustees noted that the advisory fees for the Berwyn Fund and the Berwyn Cornerstone Fund are at the annual rate of 1.00% of average daily net assets, and the advisory fee for the Berwyn Income Fund is at the annual rate of 0.50% average daily net assets. They further noted that the total net operating expense ratios of the Berwyn Fund and the Berwyn Cornerstone Fund for the fiscal year ended December 31, 2007 were 1.27% and 2.00% of average daily net assets, respectively. The Trustees considered the Advisor's decision to voluntarily cap ordinary operating expenses at 1.50% per annum for the Berwyn Fund and 2.00% per annum for the Berwyn Cornerstone Fund, and took into account the Advisor's representation that it intends to maintain these operating expense caps for the foreseeable future by waiving its advisory fees or reimbursing expenses, if necessary.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; and (4) the continuation of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

                  |THE
[LOGO OMITTED]    |BERWYN
                  |FUNDS

           BERWYN FUND o BERWYN INCOME FUND o BERWYN CORNERSTONE FUND

                                                            Shareholder Services
                                                 c/o Ultimus Fund Solutions, LLC
                                    P.O. Box 46707 | Cincinnati, Ohio 45246-0707
                                                                1 (800) 992-6757
                                                          www.theberwynfunds.com

ITEM 2.     CODE OF ETHICS.

Not required

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CERT        Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT     Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds
             -------------------------------------------------------------------

By (Signature and Title)*          /s/ Robert E. Killen
                             ---------------------------------------------------
                                   Robert E. Killen, President

Date         August 21, 2008
      -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Robert E. Killen
                             ---------------------------------------------------
                                   Robert E. Killen, President

Date         August 21, 2008
      -----------------------------

By (Signature and Title)*          /s/ Mark J. Seger
                             ---------------------------------------------------
                                   Mark J. Seger, Treasurer

Date         August 21, 2008
      -----------------------------

* Print the name and title of each signing officer under his or her signature.